ENCYSIVE PHARMACEUTICALS INC.
LETTER OF TRANSMITTAL
with respect to the
FUNDAMENTAL CHANGE NOTICE AND OFFER TO PURCHASE
for Cash
Any and All Outstanding
2.50% Convertible Senior Notes due 2012
(CUSIP Numbers: 29256XAA5 and 29256XAB3)*

THE PUT OPTION (AS DEFINED BELOW) AND RELATED OFFER TO PURCHASE AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, JUNE 13, 2008, UNLESS THE PUT OPTION IS EXTENDED BY ENCYSIVE PHARMACEUTICALS INC. PURSUANT TO A REQUIREMENT OF APPLICABLE LAW (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, REFERRED TO AS THE “EXPIRATION TIME”). HOLDERS MUST TENDER THEIR NOTES IN THE MANNER DESCRIBED BELOW ON OR PRIOR TO THE EXPIRATION TIME TO RECEIVE THE FUNDAMENTAL CHANGE PURCHASE PRICE. NOTES TENDERED MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION TIME.
The Paying Agent for the Put Option and related Offer to Purchase is:
THE BANK OF NEW YORK TRUST COMPANY, N.A.

By Hand or Overnight Delivery:	By Facsimile for Eligible	By Registered or Certified Mail:
Institutions:
The Bank of New York	(212) 298-1915	The Bank of New York
Corporate Trust Department		Corporate Trust Department
101 Barclay Street — 7E	To Confirm By Telephone or For	101 Barclay Street — 7E
New York, New York 10286	Information:	New York, New York 10286
Attention: Reorganization	212-815-5098	Attention: Reorganization
Division		Division
     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.
     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
     This Letter of Transmittal is to be used by the holders (the “Holders”) of the 2.50% Convertible Senior Notes due 2012 (the “Notes”) of Encysive Pharmaceuticals Inc., a Delaware corporation (the “Company”), to tender the Notes pursuant to the Put Option (as herein defined) as described in the Notice of Fundamental Change and offer to purchase of the Company dated April 30, 2008 (as the same may be amended or supplemented from time to time, the “Notice”).
     Holders tendering by book-entry transfer to the Paying Agent’s account at The Depository Trust Company (“DTC”) should arrange for the DTC participant holding the Notes through its DTC account to tender those Notes to the Paying Agent prior to the Expiration Time. In the event one or more brokers, dealers, banks, trust companies, custodians or other nominees acts as an intermediary between your agent and that DTC participant, your agent

*	No representation is made as to the accuracy of any CUSIP numbers.

should arrange to deliver the tender instructions for the Notes to the appropriate DTC participant. See “IMPORTANT INFORMATION CONCERNING THE PUT OPTION—Procedures to Be Followed by Holders Electing to Tender Notes for Purchase” in the Notice.
     YOU WILL NOT BE ABLE TO TENDER YOUR NOTES BY NOTICE OF GUARANTEED DELIVERY. IN ORDER TO HAVE YOUR NOTES PURCHASED PURSUANT TO THE PUT OPTION, YOU MUST TENDER YOUR NOTES BY THE EXPIRATION TIME.
     A tender will be deemed to have been received only when the Paying Agent receives both (i) either a properly completed and duly executed copy or facsimile of the Letter of Transmittal or a duly completed Agent’s Message through the facilities of DTC at the Paying Agent’s applicable DTC account and (ii) confirmation of book-entry transfer of the Notes into the Paying Agent’s applicable DTC account in accordance with DTC’s procedures for such transfer. You may submit only one Letter of Transmittal or Agent’s Message for the Notes tendered.
     List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiple thereof.

DESCRIPTION OF NOTES TENDERED
Name(s) and Address(es) of Registered Holder(s)	Notes Tendered*
(Please fill in, if blank)	(Attach additional list if necessary)
	Aggregate Principal	Aggregate Principal
	Amount Represented	Amount Tendered*

Total Principal Amount

*	Unless otherwise indicated, a Holder will be deemed to have tendered with respect to the entire aggregate principal amount represented by the Notes indicated in the column labeled “Aggregate Principal Amount Represented.”
NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE INSTRUCTIONS CAREFULLY

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE TRUSTEE WITH THE DTC, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE DTC MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Ladies and Gentlemen:
     By execution hereof, the undersigned acknowledges receipt of the Notice and this Letter of Transmittal and instructions hereto, pursuant to the terms and conditions of the Indenture (the “Indenture”), dated as of March 16, 2005, between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), relating to the Notes, which constitutes the option that each holder of the Notes has (the “Put Option”) to require the Company to purchase each $1,000 principal amount of the Notes at a purchase price (the “Fundamental Change Purchase Price”) of 100% of the principal amount, together with accrued and unpaid interest up to, but excluding June 16, 2008 (the “Fundamental Change Purchase Date”), subject to the terms and conditions of the Indenture, the Notes and the Notice and related notice materials, all as amended and supplemented from time to time.
     Subject to, and effective upon, acceptance for payment of, or payment for Notes tendered herewith in accordance with the terms of the Put Option, the undersigned hereby (i) irrevocably sells, assigns and transfers to the Company, all right, title and interest in and to all of the Notes tendered, (ii) waives any and all rights with respect to the Notes (including without limitation any existing or past defaults and their consequences), (iii) releases and discharges the Company and its directors, officers, employees and affiliates from any and all claims the undersigned may have now, or may have in the future arising out of, or related to, the Notes, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes and (iv) irrevocably constitutes and appoints the Paying Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to any such tendered Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) transfer ownership of such Notes, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (b) present such Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Paying Agent will have no rights to, or control over, funds from the Company, except as agent for the Company, for the Fundamental Change Purchase Price of any tendered Notes that are purchased by the Company), all in accordance with the terms of the Put Option and the related Notice.
     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall survive the death or incapacity of the holder and every obligation of the holder and shall be binding upon the holder’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives. Except as stated in the Notice, this tender is irrevocable.
     The undersigned hereby represents and warrants that the undersigned (i) owns the Notes tendered and is entitled to tender such Notes and (ii) has full power and authority to tender, sell, assign and transfer the Notes tendered and that, when such Notes are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned, upon request, will execute and deliver any additional documents deemed by the Paying Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of Notes tendered hereby.
     The undersigned understands that the Company’s acceptance for payment of any Notes tendered hereby will constitute a binding agreement between the undersigned and the Company with respect to such Notes upon the terms and subject to the conditions of the Put Option and related Notice.
     The undersigned understands that any delivery and tender of any Notes is not effective, and the risk of loss of the Notes does not pass to the Paying Agent, until receipt by the Paying Agent of this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, or a properly transmitted Agent’s Message together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity and eligibility (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties.
     Unless otherwise indicated herein under “A. Special Issuance/Delivery Instructions,” the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be credited to the account of DTC designated above. Unless otherwise indicated herein under “B. Special Issuance/Delivery Instructions,” the undersigned hereby request(s) that any checks for payments of the Fundamental Change Purchase Price to be made in connection with the Put Option and related offer to purchase be issued to the order of, and delivered to, the undersigned.

     In the event that the “A. Special Issuance/Delivery Instructions” is completed, the undersigned hereby request(s) that any Notes representing principal amounts not validly tendered or not accepted for purchase be credited to the account of DTC therein indicated. The undersigned recognizes that the Company has no obligation pursuant to the “A. Special Issuance/Delivery Instructions” box to transfer any Notes from the names of the registered holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes so tendered.
     In the event that the “B. Special Issuance/Delivery Instructions” box is completed, the undersigned hereby request(s) that checks for payment of the Fundamental Change Purchase Price to be made in connection with the Put Option and related offer to purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

A. SPECIAL ISSUANCE/
DELIVERY INSTRUCTIONS
(See Instructions 1, 2, 4 and 7)
     To be completed ONLY if Notes in a principal amount not properly tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to be issued to an address different from that shown in table “Description of Notes Tendered” above.

Name:

(Please Print)

(DTC Account Number)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 herein)
B. SPECIAL ISSUANCE/
DELIVERY INSTRUCTIONS
(See Instructions 1, 4, and 7)
     To be completed ONLY if the Fundamental Change Purchase Price check is to be sent to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in table “Description of Notes Tendered” above.

Name:

(Please Print)
Address:

(Please Print)

(Zip Code)

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE
PUT OPTION AND RELATED OFFER TO PURCHASE
     1. Signature Guarantees. Signatures of tendering Holders on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the Notes tendered hereby are tendered (i) by a participant in DTC whose name appears on a security position listing as the owner of such Notes who has not completed either of the boxes entitled “Special Issuance/Delivery Instructions” on this Letter of Transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority (“FINRA”) or a commercial bank or trust company having an office or correspondent in the United States. If the Notes are registered in the name of a person other than the signer of this Letter of Transmittal or if Notes not accepted for payment or not properly tendered are to be returned to a person other than the registered Holder, then the signatures on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor, See Instruction 4.
     2. Delivery of Letter of Transmittal and Notes. This Letter of Transmittal is to be completed by Holders if tender of Notes is to be made by book-entry transfer to the Paying Agent’s account at DTC and instructions are not being transmitted through ATOP. A confirmation of a book-entry transfer into the Paying Agent’s account at DTC of all Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Paying Agent at its address set forth herein on or prior to the Expiration Time, which is 5:00 p.m. (New York City time) on Friday, June 13, 2008. Delivery of documents to DTC does not constitute delivery to the Paying Agent.
     The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or Agent’s Message delivered through ATOP, is at the option and risk of the tendering Holder. If delivery is by mail, registered mail with return receipt requested, property insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Paying Agent. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Paying Agent. This Letter of Transmittal should be sent only to the Paying Agent, not to the Company or DTC.
     No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Notes for payment. DTC will not accept any tender materials other than Letters of Transmittal and Agent’s Messages delivered through ATOP.
     3. Inadequate Space. If the space provided herein is inadequate, the aggregate principal amount represented by Notes should be listed on a separate signed schedule attached hereto.
     4. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. Signatures on this Letter of Transmittal must correspond with the name shown on the security position listing as the owner of the Notes. If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If this Letter of Transmittal or any Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted with this Letter of Transmittal.
     When this Letter of Transmittal is signed by the registered Holders of the Notes listed and transmitted hereby, no separate instruments of transfer are required unless payment is to be made, or Notes not properly tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such instruments of transfer are required and must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of a member firm of a registered national securities exchange, a member of the FINRA or a commercial bank or trust company having an office or correspondent in the United States.

     5. Withdrawal of Tenders. Tenders of Notes may be validly withdrawn at any time prior to the close of business on Friday, June 13, 2008.
     Holders who wish to exercise their right of withdrawal with respect to the Put Option and related offer to purchase must give written notice of withdrawal delivered by mail, telegram, telex, hand delivery or facsimile transmission (or an electronic ATOP transmission notice of withdrawal in the case of the DTC participants), which notice must be received by the Paying Agent at one of its addresses set forth in the Notice prior to the close of business on Friday, June 13, 2008.
     For a withdrawal of the Notes to be effective, a written notice of withdrawal must be timely received by the Paying Agent at its address appearing on the cover page of this document. Any notice of withdrawal must specify the name of the tendering holder, the aggregate principal amount of Notes to be withdrawn and the name of the registered holder of the Notes. If you tender your Notes through an agent and then wish to withdraw your Notes, you will need to make arrangements for withdrawal with your agent. Your ability to withdraw the tender of your Notes will depend upon the terms of the arrangements you have made with your agent and, if your agent is not the DTC participant tendering those Notes, the arrangements between your agent and such DTC participant, including any arrangements involving intermediaries between your agent and such DTC participant.
     If you tendered your Notes in book-entry form and wish to withdraw your Notes, you will need to deliver to the Paying Agent a signed notice of withdrawal specifying the name of the registered holder and the name and the number of the account at DTC to be credited with the withdrawn Notes, and otherwise comply with DTC procedures.
     The notice of withdrawal must be signed by the Holder in the same manner as the Letter of Transmittal (including, in any case, any required signature guarantees), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of such Notes. Withdrawals of tendered Notes may not be rescinded, and any Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Put Option and related offer to purchase. However, validly withdrawn Notes may be retendered by following the procedures therefor described elsewhere in the Notice at any time prior to the Expiration Time.
     6. Partial Tenders. Tenders of Notes pursuant to the Put Option and related offer to purchase will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes is tendered, the tendering Holder must fill in the principal amount tendered in table “Description of Notes Tendered” above. Unless otherwise indicated, any tendering Holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes described in the table above. The entire principal amount of all Notes not tendered or not accepted for purchase will be returned by credit to the account at DTC designated herein unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 7), promptly after the Notes are accepted for purchase.
     7. Special Issuance and Delivery Instructions. If a check for the Fundamental Change Purchase Price is to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate “Special Issuance/Delivery Instructions” boxes on this Letter of Transmittal should be completed. Any Holder tendering by book-entry transfer may request that Notes not tendered or not accepted for purchase be credited to such account at DTC as such Holder may designate under the appropriate “Special Issuance/Delivery Instructions” box on this Letter of Transmittal. All Notes tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated above as the account for which such Notes were delivered.
     8. Irregularities. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Notes that are not in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Notes. Any defect or irregularity in connection with tenders of Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Notes shall not have been deemed to have been made until all defects or irregularities have been waived by the Company or cured. None of the Company or the Paying Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes, or will incur any liability to Holders for failure to give any such notice.
     9. Substitute Form W-9. Each tendering Holder (or other payee) is required to provide the Paying Agent with a correct taxpayer identification number (“TIN”), generally the Holder’s Social Security number or federal employer identification number, and with certain other information on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the Holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on the payment of the Fundamental Change Purchase Price. The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked and the Paying Agent is not provided with a TIN by the time of payment, the Paying Agent will withhold 28% on all such payments of the Fundamental Change Purchase Price until a TIN is provided to the Paying Agent.
     10. Requests for Assistance or Additional Copies. Any requests for additional copies of the Notice or this Letter of Transmittal may be directed to the Paying Agent at the telephone number and location listed above. A Holder may also contact the Paying Agent at its telephone number set forth below or such Holder’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Put Option and related offer to purchase.
     IMPORTANT: This Letter of Transmittal (or a facsimile hereof), together with all other required documents, must be received by the Paying Agent on or prior to the Expiration Time in order to receive the Fundamental Change Purchase Price.
IMPORTANT TAX INFORMATION
     Internal Revenue Service Circular 230 Notice
TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE (“IRS”) CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES CONTAINED OR REFERRED TO IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE CODE; (B) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) TAXPAYERS SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.
     Under current U.S. federal income tax law, a Holder whose tendered Notes are accepted for payment is required to provide the Paying Agent with such Holder’s correct TIN on substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent any backup withholding on any payments received in respect of the tendered Notes. If such Holder is an individual, the TIN is generally his or her social security number. If the Paying Agent is not provided with the correct TIN, the Holder or other payee may be subject to a $50 penalty imposed by the IRS. Any Fundamental Change Purchase Price paid to such Holder or other payee with respect to Notes purchased pursuant to the Put Option and related offer to purchase may be subject to backup withholding tax at the applicable rate, currently 28%. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of several criminal and/or civil fines and penalties. Such reportable payments generally will be subject to information reporting, even if the Paying Agent is provided with a TIN. If a Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Holder should check the box in Part 2 of the Substitute Form W-9 indicating that a TIN has been “Applied For,” and sign, date and return the Substitute Form W-9. If the box in Part 2 is checked and the Paying Agent is not provided with a TIN by the time of payment, the Paying Agent will withhold 28% of any reportable payments made to the Holder until a TIN is provided to the Paying Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional information.

     Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt Holders should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Paying Agent. A foreign individual or entity, may qualify as an exempt recipient by submitting the appropriate IRS Form W-8 (W-8BEN, W-8ECI, or W-8IMY), properly completed and signed under penalties of perjury, attesting to the Holder’s exempt status. The appropriate Form W-8 may be obtained from the Paying Agent or the IRS website (http://www.irs.gov).
     Even if a foreign Holder has provided the required certification to avoid backup withholding, the Paying Agent will withhold the 30% tax from payment of accrued interest on the Notes made to any foreign Holder pursuant to the Put Option unless the Paying Agent determines that a foreign Holder is either (i) exempt from the withholding because the interest qualifies for exemption as “portfolio interest” or the interest is effectively connected with the conduct of a trade or business within the U.S., or (ii) entitled to a reduced withholding rate (or exemption) under an income tax treaty. A foreign Holder who is exempt from withholding under the portfolio interest rules or eligible for a reduced rate of withholding (or exemption) pursuant to a U.S. income tax treaty must certify that fact to the Paying Agent by providing to the Paying Agent a properly executed IRS Form W-8BEN or other appropriate form, prior to the time payment is made. To obtain an exemption from withholding based on the grounds that the interest is effectively connected with the conduct of a trade or business within the U.S., the foreign Holder must furnish the Paying Agent with a properly executed IRS Form W-8ECI prior to the date of payment. These forms are available from the Paying Agent or the IRS website (http://www.irs.gov).
     Foreign Holders are encouraged to consult their tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption.
     If backup withholding applies, the Paying Agent is required to withhold 28% of any Fundamental Change Purchase Price paid to the Holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided the required information is timely furnished to the IRS.
Purpose of Substitute Form W-9
     To prevent backup withholding on any payment of the Fundamental Change Purchase Price paid to a Holder or other payee with respect to Notes purchased pursuant to the Put Option and related offer to purchase, the Holder is required to provide the Paying Agent with either: (i) the Holder’s correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), that such prospective holder is a U.S. person (including a resident alien), and that (a) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (b) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.
What Number to Give the Paying Agent
     The Holder is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the participant of DTC whose name appears on a security position listing as the owner of Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9,” for additional guidance on which number to report.
NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF A PORTION OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE PUT OPTION AND RELATED OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” CONTAINED IN THIS LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS.

PLEASE SIGN ON THIS PAGE
(TO BE COMPLETED BY ALL TENDERING HOLDERS OF NOTES)
     This Letter of Transmittal must be signed by the registered Holder(s) of Notes exactly as the DTC participant’s name appears on a security position listing as the owner of Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 4.
     If the signature appearing below is not the registered Holder(s) of the Notes, then the registered Holder(s) must sign a proxy, which signature must be guaranteed by an Eligible Institution. The consent should accompany this Letter of Transmittal.
X

X

(Signature(s) of Registered Holder(s) or Authorized Signatory)
Dated:                                                             , 2008
Name(s):

(Please Print)
Capacity:

Address:

(Including Zip Code)
Area code and Telephone No.:

Tax Identification or Social Security No.:

IMPORTANT: COMPLETE SUBSTITUTE FORM W-9 HEREIN
SIGNATURE GUARANTEE (SEE INSTRUCTION 1 BELOW)
CERTAIN SIGNATURES MUST BE GUARANTEED BY A
MEDALLION SIGNATURE GUARANTOR

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Title)
Dated:                                                             , 2008

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: Social Security Number(s) or Employer Identification Number(s)

Payer’s Request for Taxpayer Identification Number (“TIN”)	Part 2 — TIN Applied For ☐

Certification: Under penalties of perjury, I certify that:
(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me); and

(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(2)	I am a U.S. person (including a U.S. resident alien).
Certificate Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).

Signature	Date

Note:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide a correct taxpayer identification number.

Signature	Date	, 2008.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Give the name and
	Give the name and		EMPLOYEE
	SOCIAL SECURITY		IDENTIFICATION
For this type of account	number of —	For this type of account	number of —
1. Individual	The individual	6. A valid trust, estate, or pension trust	The legal entity (4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7. Corporation (or LLC electing corporate status on Form 8832)	The corporation

3. Custodial account of a minor (Uniform Gift to Minors Act)	The minor (2)	8. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	9. Partnership or multi-member LLC	The partnership

b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)	10. A broker or registered nominee	The broker or nominee

5. Sole proprietorship or single-member LLC	The owner (3)	11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business name or “doing business as” name. You may use either your individual social security number or the business’s employer identification number (if it has one).

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number
If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for resident individuals); Form SS-4, Application for Employer Identification Number(for businesses and all other entities); or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) at the local office of the Social Security Administration or the IRS or by calling 1 (800) TAX-FORM and apply for a number.
To complete Substitute Form W-9 if you do not have a taxpayer identification number, check the box in Part 2 of the Substitute Form W-9, sign and date the form, and give it to the requester. Generally, you will then have until the payment date to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receive your taxpayer identification number such time, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.
Payees Exempt From Backup Withholding
     Payees specifically exempted from backup withholding include:
(1)	An organization exempt from tax under Section 501(a) or any individual retirement account (“IRA”).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States or any of their political subdivisions, agencies or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any agency or instrumentality thereof.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A real estate investment trust.

(10)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(11)	A common trust fund operated by a bank under Section 584(a).

(12)	A financial institution.

(13)	A middleman known in the investment community as a nominee or custodian.

(14)	A trust exempt from tax under Section 664 or described in Section 4947.
Payments of dividends and patronage dividends generally exempt from backup withholding include:
(1)	Payments to nonresident aliens subject to withholding under Section 1441.

(2)	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

(3)	Payments of patronage dividends not paid in money.

(4)	Payments made by certain foreign organizations.

(5)	Section 404(k) payments made by an ESOP.
Payments of interests not generally subject to backup withholding include the following:
(1)	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

(2)	Payments described in Section 6049(b)(5) to non-resident aliens.

(3)	Payments on tax-free covenant bonds under section 1451.

(4)	Payments made by certain foreign organizations.

(5)	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
     Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.
     Exempt payees described above should complete a Substitute Form W-9 to avoid possible erroneous backup withholding. Furnish your taxpayer identification number, check the box in Part 2 on the form, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.
     Privacy Act Notice. Section 6109 requires most recipients of dividends, interest or other payments to provide their correct taxpayer identification number to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a correct taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1)	Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a

$50 penalty for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a $500 penalty.

(3)	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE